UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2006

NAVISTAR FINANCIAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road
Schaumburg, Illinois 60173
(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING  ACCOUNTANT

On September 13, 2006 Navistar Financial Corporation (the Corporation) filed a Form 8-K/A (the September 13th Form 8-K/A) regarding the dismissal of the Corporation’s former independent registered public accounting firm, Deloitte & Touche LLP (Deloitte).

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Corporation provided Deloitte with a copy of its disclosures contained in the September 13th Form 8-K/A and requested that Deloitte furnish the Corporation with a letter addressed to the Securities and Exchange Commission (SEC) stating whether or not it agrees with the statements made by the Corporation in the September 13th Form 8-K/A. Deloitte declined to respond to the September 13th Form 8-K/A.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
(Registrant)

Date: September 28, 2006	By: /s/	JOHN V. MULVANEY, SR.
John V. Mulvaney, Sr.
Vice President and Controller
(Principal Accounting Officer)